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                                                                   EXHIBIT 99.16




                      [THOMAS P. MONAHAN, CPA LETTERHEAD]


February 5, 2001


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

     I have read the statements made by Wolfpack Corporation (copy attached), which I understand will be filed with the Securities and Exchange Commission, pursuant to Item 4 of Form 8-K, under the Securities Exchange Act of 1934, as amended, as part of the Company's Form 8-K report dated February 5, 2001. I agree with the statements concerning my firm in such Form 8-K.

                                   Very truly yours,


 .                                  /s/ Thomas P. Monahan


                                  Thomas P. Monahan
                                  Certified Public Accountant